J.P. MORGAN U.S. EQUITY FUNDS
JPMorgan Disciplined Equity Fund*
(Ultra Shares)
(series of JPMorgan Trust I)

JPMorgan Small Cap Value Fund
(Ultra Shares)
(series of JPMorgan Trust II)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 22, 2010
to the Ultra Shares Prospectus dated November 1, 2009, as supplemented

Name Change and New Eligibility Requirements for the Ultra Shares. Effective November 30, 2010, the name of the Ultra Shares will be changed to Class R6 Shares. At that time, all references to Ultra Shares in the Prospectus will be changed to Class R6 Shares. Also effective November 30, 2010, the eligibility requirements for the Ultra Shares will change as described below.

A.	The information above the last four paragraphs of the Prospectus under “Purchasing Fund Shares — Who can buy shares?” shall be deleted in its entirety and replaced with the following:

Who can buy shares?

Class R6 Shares of the Funds may be purchased by retirement plans, certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager), certain direct investors, Section 529 college savings plans, and the JPMorgan Diversified Fund and current and future JPMorgan SmartRetirement Funds and JPMorgan Access Funds.

Retirement Plans. With respect to Class R6 Shares, the only retirement plans that are eligible to purchase shares are group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans (collectively, Eligible Plans). To be eligible, shares must be held through plan level or omnibus accounts held on the books of a Fund. Class R6 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Discretionary Accounts. Class R6 Shares may also be purchased by accounts by an investor:

(i)	whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

(ii)	whose Discretionary Account’s initial investment in a Fund is at least $5,000,000.

Direct Investors. Class R6 Shares also may be purchased by investors who are individuals, institutions, trusts, and foundations whose initial investment is at least $15,000,000 per Fund (Direct Investors). Direct Investors do not include custody and other omnibus accounts held by a Financial Intermediary for the benefit of multiple underlying, unrelated investors.

College Savings Plans. To be eligible to invest in Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

SUP-EQ-U-910

B.	In addition, the second paragraph under “How do I open an account?” on page 14 under “Purchasing Fund Shares” shall be deleted in its entirety and replaced with the following:

Class R6 Shares of a Fund are subject to a $5,000,000 minimum investment requirement for all Discretionary Account Investors and a $15,000,000 minimum investment requirement for all Direct Investors. There is no minimum investment requirement for Eligible Plans, Section 529 college savings plans, JPMorgan Diversified Fund, and current and future JPMorgan SmartRetirement Funds, and JPMorgan Access Funds. If you are subject to an applicable minimum, you are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases. The Funds reserve the right to waive any initial investment minimum for Direct Investors. For further information on investment minimum waivers, call 1 800-480-4111.

*	Ultra Shares of the JPMorgan Disciplined Equity Fund are closed to new investors. Additional and new investments are permitted only as described in the section entitled “Purchasing Fund Shares — What does it mean that the Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis?”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE